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                      SEI INSTITUTIONAL INVESTMENTS TRUST

                                 SMALL CAP FUND

                   SUPPLEMENT DATED DECEMBER 15, 1999 TO THE
                      PROSPECTUS DATED SEPTEMBER 30, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, have appointed Mazama Capital Management, LLC ("Mazama"), as a Sub-Adviser to the Trust's Small Cap Fund (the "Fund"). Mazama was approved as a Sub-Adviser at the Quarterly Meeting of the Board of Trustees held on December 13-14, 1999, and its appointment does not require Shareholder approval. This procedure for adding or replacing Sub-Advisers was approved by the Trust's sole initial shareholder on June 14, 1996, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating Mazama, the Trustees received written and oral information from SEI Investments Management Corporation ("SIMC") and Mazama. SIMC recommended the selection of Mazama and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of Mazama and considered information about portfolio managers, investment philosophy, strategies and process, as well as its performance track record, among other factors. In appointing Mazama, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Mazama; (2) the distinct investment process of Mazama; (3) the history, reputation, qualification and background of Mazama's personnel and its financial condition;
(4) its performance record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Mazama, including any benefits to be received by Mazama or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between SIMC (the "Adviser") and Mazama relating to the Fund, Mazama makes investment decisions for the assets of the Fund allocated to Mazama by SIMC, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Mazama is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under such agreement and the standard of care and termination provisions of the Agreement are similar to the other agreements. The Sub-Advisory Agreement will remain in effect until December 2001 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Mazama as Sub-Adviser to the Fund, the "Sub-Advisers" Section on page 24 of the Prospectus is amended by inserting the following disclosure relating to Mazama under the heading "Small Cap Fund":

MAZAMA CAPITAL MANAGEMENT, LLC

    Mazama Capital Management, LLC ("Mazama"), acts as a Sub-Adviser for a portion of the assets of the Small Cap Fund. Mazama is a limited liability company that is registered as an investment adviser. Mazama currently has approximately $121 million in assets under management. The principal business address of Mazama is One Southwest Columbia, Suite 1860, Portland, Oregon 97258.

Ronald A. Sauer, a founder, President and Senior Portfolio Manager of Mazama, and Stephen C. Brink, CFA, Vice President, Director of Research and Portfolio Manager at Mazama, serve as Portfolio Managers of the portion of the Fund's assets managed by Mazama. Prior to founding Mazama in October 1997, Mr. Sauer was President and Director of Research at Black & Company Asset Management. Mr. Sauer has over 19 years of investment experience. Prior to joining Mazama in 1997, Mr. Brink was Chief Investment Officer at US Trust's Pacific Northwest office. Mr. Brink has over 22 years of investment experience.
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Listed below are the names and principal occupations of the principal executive officer and each of the members of Mazama. The principal business address of the principal executive officer and each of the members, as it relates to their position at Mazama, is One Southwest Columbia, Suite 1860, Portland, Oregon 97258.

                   NAME                                       TITLE

Ronald A. Sauer                             President and Senior Portfolio Manager

Helen Degener                               Chief Investment Officer

Stephen C. Brink, CFA                       Vice President, Director of Research, and
                                            Portfolio Manager

Gretchen Schroeder                          Assistant Vice President and Analyst

Claudette deBruin                           Assistant Vice President, Trader and
                                            Research Associate

Jill Collins                                Vice President, Marketing & Client Service

Brian Alfrey                                Vice President, Administration, Operations
                                            & Compliance

The Adviser will pay Mazama a fee based on a percentage of the average monthly market value of the assets of the Fund assigned to Mazama.

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At the same Meeting, the Trustees determined to terminate Furman Selz Capital
Management, LLC, ("Furman Selz"), one of the Small Cap Fund's current Sub-Advisers. In determining to terminate Furman Selz, the Trustees reviewed information provided by SIMC relating to Furman Selz's ability to successfully execute their investment process, depth and quality of fundamental research, and investment performance.

At the same Meeting, the Trustees further determined to terminate Polynous Asset Management, ("Polynous"), one of the Small Cap Fund's current Sub-Advisers. In determining to terminate Polynous, the Trustees reviewed information provided by SIMC relating to Polynous' investment performance, personnel turnover, and financial condition.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE